United States
                     Securities and Exchange Commission

RE: Form 8-K Item 4 filed December 10, 2002

Technology General Corporation              New Jersey
-------------------------------            ----------------------------
         (Registrant)                        (State of Incorporation)

           2-97732                                22-1694294
      ----------------                     -------------------------
       (File Number)                         (Federal ID Number)

Amendment to Item 304, Form 8-K
----------------------------------------------

(ii) The principal accountant's Independent Auditors Report for the past two years did not contain an adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was recommended and approved by the Board of Directors.

(iv) There have been no disagreements between the registrant and the former accountant during the two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

(v)     None of the events listed in paragraphs (A) through (D) of item 304 (a)
       (1) (v) of Regulation S-K occurred during this registrant's two most recent fiscal years.


Technology General Corporation


By:     /s/ Charles J. Fletcher
    _______________________
      Charles J. Fletcher
      President/Chairman of the Board of Directors






                      Rothstein, Kass & Company, P.C.
                       Certified Public Accountant
                         85 Livingston Avenue
                       Roseland, New Jersey 07068



                                                          January 20, 2003

Exhibit 16

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Technology General Corporation

We have read the statements that we understand Technology
General Corporation will include under Item 4 of the amended Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.




                                         Yours truly,

                                         /s/ Rothstein,Kass&Company,P.C.
                                         _______________________________

                                        Rothstein, Kass & Company, P.C.